UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2005

OCG TECHNOLOGY, INC.
(Name of small business in its charter)

Delaware	0-5186	13-2643655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

56 Harrison Street, New Rochelle, NY	10801
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number:   (914) 576-8457

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 31, 2005,The Issuer consummated a Distribution Agreement (the “Agreement”) with it’s wholly-owned subsidiary Primecare Systems, Inc. where the Board of Directors of OCGT resolved that it would be in the best interests of OCGT and its stockholders that (i) all of the outstanding securities of PrimeCare (the “PrimeCare Shares”) should be distributed to the record common and preferred stockholders of OCGT, entitled to receive a dividend, existing at the close of business on December 29, 2005 (the “Record Date”) and immediately prior to the closing of those certain Stock Purchase Agreements Dated December 19, 2005, subject to adjustment by the National Association of Securities Dealers, Inc. (the “NASD”) setting an ex-dividend date, pro rata, on a one share for one share basis (the “Distribution”); and (ii) that all shares of common stock of OCGT issued after the opening of business on December 30, 2005, would be issued subject to waiver of the Dividend only.

The respective Boards of Directors of OCGT and PrimeCare have adopted resolutions pursuant to which OCGT shall deposit all of the PrimeCare Shares with Registrar and Transfer Company (“Transfer Company”), a transfer agency registered with the Securities and Exchange Commission, to be held by Transfer Company for Distribution to the OCGT stockholders, subject to the filing and effectiveness by PrimeCare of a registration statement on the appropriate form and related prospectus with the Securities and Exchange Commission (the “Registration Statement” and the Prospectus) and such comparable applicable state agencies, or in reliance upon an available exemption from the applicable federal and state registration requirements as may be necessary, to lawfully effect the Distribution by dividend (the “Dividend) to the OCGT stockholders of all of the PrimeCare Shares on OCGT's behalf, subject to the terms and provisions hereof (the “Plan of Distribution”)

OCGT hereby conveys all of the assets of OCGT and PrimeCare at the Record Date to PrimeCare. PrimeCare will assume, pay and indemnify and hold OCGT harmless from and against any and all liabilities of OCGT and PrimeCare that existed at the Record Date, of every kind and nature whatsoever, whether by contract, lease, license or otherwise, without qualification, including the costs and expenses of the Dividend, the Distribution and the Plan of Distribution.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As a condition to the closing of the Share Purchase, it was agreed that 100% of the shares of PrimeCare Systems, Inc. ("PSI"), owned by OCGT, will be distributed prior to the closing, as a dividend, to OCGT stockholders of record on December 29, 2005 (the "Record Date"). Pursuant to the dividend distribution, approximately 69,901,121 shares of PSI common stock will be issued to holders, as of the Record Date, of OCGT common and convertible preferred stock, that they hold, on the basis of one share of PSI common stock for each share of OCGT common stock, or for each share of common stock that the OCGT convertible preferred stock is convertible into. Following the distribution, 100% of the outstanding PSI common stock will be held by the shareholders of OCGT as of the Record Date. PSI will file a registration statement with the Securities and Exchange Commission with respect to the dividend distribution. Only those stockholders who owned OCGT shares on the Record Date will be entitled to receive PSI shares in the dividend distribution.

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On December 31, 2005, there was a change of control of the Company as a result of closing of the Share Purchase Agreement with Bobby Vavithis and OCG Technology, Inc. Pursuant to the terms of share purchase agreement, the Bobby Vavithis purchased approximately 147,569 shares of OCGT's Series F Preferred stock ("Share Purchase"). The closing of the share purchase agreement will result in a change of control of OCGT, since approximately 95.5% of OCGT's outstanding shares will be owned by Bobby Vavithis.

Under the terms of the Agreement, the current officers and directors of the Company were required to resign on the closing date and appoint successors designated by OCGT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 31, 2005, the existing directors of the Company appointed 2 new directors to serve as the new members of the board of directors. The new directors appointed were Kevin Tattersall as President and a member of the Board of Directors and Seann Poli as a member of the Board of Directors. Kevin Tattersall elected NOT to accept his position as President of the Company nor as a member of the Board of Directors. Seann Poli acting as the sole Officer and Director then appointed Kevin Polis to serve as Interim President/Director for custodial purposes until a suitable replacement can be found.

The directors named above will serve until the first annual meeting of the Company’s stockholders following completion of the share exchange transaction, or until their successors have been appointed.  Thereafter, directors will be elected for one-year terms at the annual stockholders’ meeting.  Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated.

There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current directors to the Company’s board.   There are also no arrangements, agreements or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of the Company’s affairs.

PRINCIPAL SHARE OWNERSHIP

The following table sets forth, as of December 31, 2005, (immediately following the Exchange), stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company, as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock.  Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrant or other right to acquire additional securities of the Company except as may be otherwise noted.

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Name and Address	Number of Shares Beneficially Owned	Percent of Class

Bobby Vaviths Kos Kefalos, Dodekanis, Greece Kevin Polis 4720 73rd Street La Mesa, CA 91941 Seann Poli Alberta Canada	147,569 Series F 0 0	95.5% 0% 0%

All officer and directors as a group	147,569 Series F	95.5%

(1) The person named is an officer, director, or both.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Distribution Agreement dated December 19, 2005, by and among OCG Technology, Inc., a Delaware corporation, and Primecare Systems, Inc., a Delaware corporation and a wholly-owned subsidiary of OCG Technology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCG TECHNOLOGY, INC.

By: /s/ Kevin Polis

Date: January 6, 2006

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EXHIBIT 9.01

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DISTRIBUTION AGREEMENT

THIS DISTRIBUTION AGREEMENT (the “Agreement”) is made and entered into this 19th day of December 2005, by and between OCG Technology,Inc. (“OCGT”), a Delaware corporation, and PrimeCare Systems, Inc. (“PrimeCare”), a Delaware corporation and wholly-owned subsidiary of OCGT.

W I T N E S S E T H:

WHEREAS, OCGT is the parent of PrimeCare and PrimeCare is a wholly-owned subsidiary of OCGT;

WHEREAS, OCGT anticipates closing a Share Purchase Agreement (the “Share Purchase”) with Bobby Vavithis (“Vavithis”), which transaction in expected to close on or about December 30, 2005;

WHEREAS, conditioned upon the closing of the Share Purchase, the Board of Directors of OCGT has resolved that it would be in the best interests of OCGT and its stockholders that (i) all of the outstanding securities of PrimeCare (the “PrimeCare Shares”) should be distributed to the record common and preferred stockholders of OCGT, entitled to receive a dividend, existing at the close of business on December 29, 2005 (the “Record Date”) and immediately prior to the closing of those certain Stock Purchase Agreements Dated December 19, 2005, subject to adjustment by the National Association of Securities Dealers, Inc. (the “NASD”) setting an ex-dividend date, pro rata, on a one share for one share basis (the “Distribution”); and (ii) that all shares of common stock of OCGT issued after the opening of business on December 30, 2005, would be issued subject to waiver of the Dividend only; and

WHEREAS, the respective Boards of Directors of OCGT and PrimeCare have adopted resolutions pursuant to which OCGT shall deposit all of the PrimeCare Shares with Registrar and Transfer Company (“Transfer Company”), a transfer agency registered with the Securities and Exchange Commission, to be held by Transfer Company for Distribution to the OCGT stockholders, subject to the filing and effectiveness by PrimeCare of a registration statement on the appropriate form and related prospectus with the Securities and Exchange Commission (the “Registration Statement” and the Prospectus) and such comparable applicable state agencies, or in reliance upon an available exemption from the applicable federal and state registration requirements as may be necessary, to lawfully effect the Distribution by dividend (the “Dividend) to the OCGT stockholders of all of the PrimeCare Shares on OCGT's behalf, subject to the terms and provisions hereof (the “Plan of Distribution”);

NOW, THEREFORE, in consideration of the closing of the Share Purchase and the mutual covenants and promises contained herein, it is agreed:

Section 1. Plan of Distribution, Effective Date and Stockholders Entitled to Participate.

1.1 The effective date (the “Effective Date”) of the Dividend will be the same date as the closing of the Share Purchase, at which time this Agreement shall take effect. At the close of business on December 29, 2005, there shall be 49,901,121 outstanding shares of common stock of OCGT and 200 outstanding shares of Series C Preferred stock of OCGT. Only OCGT stockholders of record at that time on December 29, 2005 ( and prior to the closing of those certain Stock Purchase Agreements Dated December 19, 2005), the Record Date for the Dividend (subject to the effects of any adjustments resulting from the NASD setting an ex-dividend date immediately following the closing of the Share Purchase), will be entitled to participate in the Dividend and Distribution of the PrimeCare Shares.

1.2 OCGT hereby conveys all of the assets of OCGT and PrimeCare at the Record Date to PrimeCare.

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1.3 PrimeCare will assume, pay and indemnify and hold OCGT harmless from and against any and all liabilities of OCGT and PrimeCare that existed at the Record Date, of every kind and nature whatsoever, whether by contract, lease, license or otherwise, without qualification, including the costs and expenses of the Dividend, the Distribution and the Plan of Distribution.

1.4 The Distribution and the Plan of Distribution will be subject to the following conditions:
(a) All of the PrimeCare Shares that are owned by OCGT, amounting to 69,901,121 shares, will be deposited with Transfer Company and held by Transfer Company in escrow (the “Distribution Escrow”) with a list of stockholders of OCGT at the Record Date, subject to Distribution, on satisfaction of the following conditions:
(i) The prior filing and effectiveness of a Registration Statement and Prospectus with the Securities and Exchange Commission or an available exemption from the applicable federal and state registration requirements applicable to the Distribution of the PrimeCare Shares by OCGT, in accordance with all applicable federal and state securities laws, rules and regulations at PrimeCare's sole cost and expense within a reasonable time, but not later than six months from the date hereof; and
(ii) Compliance with applicable “blue sky” laws, rules and regulations respecting the Dividend and the Distribution, by registration or exemption, in any state in which any stockholder of OCGT resided at the Record Date, as may be adjusted by any ex-dividend date set by the NASD, by PrimeCare, in accordance with all applicable federal and state securities laws, rules and regulations at PrimeCare's sole cost and expense within a reasonable time but not later than six months from the date hereof.

1.5 PrimeCare will timely file with the NASD advising it of the Distribution and Plan of Distribution including, as necessary, a description of this Agreement.

Section 2. Closing. The closing of the Agreement (the “Closing”) will occur immediately on the closing of the Share Purchase. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

Section 3. Representations and Warranties of OCGT.
OCGT represents and warrants to, and covenants with, PrimeCare as follows:

3.1 OCGT is a corporation duly organized, validly existing and in good standing under the laws of the State ofDelaware and is licensed or qualified as a foreign corporation in all states or jurisdictions in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

3.2 The current pre-Dividend and pre-Distribution authorized capital stock of OCGT consists of 50,000,000 shares of common stock, $.01 par value per share (the “OCG Common Stock”), and 1,000,000 shares of preferred stock, par value of $.10 per share (“OCG Preferred Stock” and, together with OCG Common Stock, the “OCG Capital Stock”), of which OCG Preferred Stock, 200,000 shares have been designated as Series C Preferred Stock (the “Series C Stock”), 100,000 shares have been designated as Series E Preferred Stock (the “Series E Stock”) and 400,000 shares have been designated as Series F Preferred Stock (the “Series F Stock”). As of the Record Date, OCG shall have issued and outstanding: 49,901,121 shares of OCG Common Stock; 200,000 shares of Series C Stock; and 33,000 shares of Series E Stock, all of which are fully paid and non-assessable and issued in accordance with applicable state corporate law and federal and state securities laws, rules and regulations. No other shares of OCG Capital Stock shall be issued before or subsequent to the Record Date, unless pursuant to the Share Purchase Agreement and unless the issuance shall be conditioned upon waiver of the Dividend.

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3.3 OCGT has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to PrimeCare or its representatives at the Closing a copy of resolutions of its Board of Directors authorizing execution of this Agreement by OCGT's officers and performance thereunder.

3.4 Execution of this Agreement and performance by OCGT hereunder have been duly authorized by all requisite corporate action on the part of OCGT, and this Agreement constitutes a valid and binding obligation of OCGT and performance hereunder will not violate any provision of the Articles of Incorporation, By-Laws, agreements, mortgages or other commitments of OCGT.

Section 4. Representations, Warranties and Covenants of PrimeCare.
PrimeCare represents and warrants to, and covenant with, OCGT as follows:

4.1 PrimeCare is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is licensed or qualified as a foreign corporation in all states or jurisdictions in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

4.2 The current authorized capital stock of PrimeCare consists of 200,000,000 shares of $0.001 par value per share common stock, of which 69,901,121 shares, all owned by OCGT, are and will be issued and outstanding at the Closing and 10,000,000 shares of $0.10 par value per share preferred stock, none of which will be issued and outstanding. There are no outstanding options or calls pursuant to which any person has the right to purchase any authorized and unissued common stock or other securities of PrimeCare. However, there are 14,151,262 warrants outstanding to purchase common stock of PrimeCare at prices ranging between $0.02 and $0.07.

4.3 PrimeCare has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and will deliver to OCGT or its representative at the Closing a copy of the resolutions of its Board of Directors authorizing execution of this Agreement by its officers and performance thereunder.

4.4 Execution of this Agreement and performance by PrimeCare hereunder have been duly authorized by all requisite corporate action on the part of PrimeCare, and this Agreement constitutes a valid and binding obligation of PrimeCare and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of PrimeCare.

Section 5. Conditions Precedent to Obligations of PrimeCare.
All obligations of PrimeCare under this Agreement are subject, at its option, to the fulfillment, before or at the Closing, of each of the following conditions:

5.1 The representations and warranties of OCGT contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

5.2 OCGT shall have performed and complied with all of the terms and conditions required by this Agreement to be performed or complied with by it before the Closing and/or the Distribution.

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5.3 All of the conditions respecting OCGT set forth herein shall have been satisfied by OCGT prior to the Closing and/or the Distribution.

5.4 The Share Purchase between OCGT and HXP shall have been completed and closed.

Section 6. Conditions Precedent to Obligations of OCGT.
All obligations of OCGT under this Agreement are subject, at OCGT's option, to the fulfillment, before or at the Closing, of each of the following conditions:

6.1 The representations and warranties of PrimeCare contained in this Agreement shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

6.2 PrimeCare shall have performed and complied with all of the terms and conditions required by this Agreement to be performed or complied with by it before the Closing and/or the Distribution.

6.3 All of the conditions respecting PrimeCare that are set forth herein shall have been satisfied by PrimeCare prior to the Closing and/or the Distribution.

6.4 The Share Purchase between OCGT and Vavithis shall have been completed and closed.

Section 7. Termination. Prior to Closing, this Agreement may be terminated (1) by mutual consent in writing; (2) by the directors of either OCGT or PrimeCare, if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by the directors of either OCGT or PrimeCare if the Share Purchase shall not have timely taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in the Share Purchase.

Section 8 General Provisions.

8.1 Expenses. All costs and expenses incurred in connection with this Agreement will be paid by the party incurring such expenses.

8.2 Parties in Interest. This Agreement will inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

8.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all together will constitute one document. The delivery by facsimile of an executed counterpart of this Agreement will be deemed to be an original and will have the full force and effect of an original executed copy.

8.4 Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of any of the other provisions hereof. If any provisions of this Agreement, or the application thereof to any person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

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8.5 Governing Law. This Agreement will be deemed to be made in and in all respects will be interpreted, construed and governed by and in accordance with the law of the State of New York without regard to the conflict of law principles thereof.

8.6 Amendment. This Agreement may be amended only with the approval of all the parties hereto, but no amendment will be made which substantially and adversely changes the terms hereof. This Agreement may not be amended except by an instrument, in writing, signed on behalf of each of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Share Purchase effective the day and year first above written.

OCG Technology,Inc.      PrimeCare Systems, Inc.

By: /s/ Edward C. Levine    By: /s/ Robert A. Shiver
Edward C. Levine,     Robert A. Shiver,
President      President

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